SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549



                                   FORM 8-K

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report:                February 25, 2004
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                        (Date of earliest event reported)

                    Synthetic Fixed-Income Securities, Inc.
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              (Exact Name of Registrant as Specified in Charter)

        Delaware                        001-32028              52-2316339
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(State of Incorporation)               (Commission         (I.R.S. Employer
                                       File Number)        Identification No.)

One Wachovia Center
301 S. College St.
Charlotte, North Carolina                                         28288
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(Address of Principal Executive Offices)                        (Zip Code)

       Registrant's Telephone Number, including area code (704) 374-6611


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ITEM 5.   Other Events
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     On February 25, 2004, Synthetic Fixed-Income Securities, Inc. ("SFSI")
transferred $25,000,000 of Senior Notes due 2031 (the "Underlying Securities"), issued by AT&T Corp. to the STRATS Trust for AT&T Corp. Securities, Series 2004-4 (the "Trust") established by SFSI, which issued $25,000,000 adjustable rate STRATS Certificates, Series 2004-4, Class A-1 (the "Class A-1 Certificates"), issued pursuant to a base trust agreement, dated as of September 26, 2003 (the "Base Trust Agreement"), between SFSI and U.S. Bank Trust National Association, as trustee (the "Trustee"), as supplemented by a series supplement thereto, dated as of February 25, 2004 (the "Series Supplement" and, together with the Base Trust Agreement, the "Trust Agreement"), between SFSI and the Trustee. The Class A-1 Certificates were purchased by Wachovia Capital Markets, LLC ("Wachovia") from SFSI pursuant to an underwriting agreement, dated February 25, 2004 (the "Underwriting Agreement"), between SFSI and Wachovia, as underwriter.

ITEM 7.   Financial Statements and Exhibits
          ---------------------------------

(a)  Financial Statements - Not Applicable

(b)  Pro Forma Financial Information - Not Applicable

(c)  Exhibits

Item 601(a) of
Regulation S-K
Exhibit No.              Description
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4.1                 Series Supplement, dated as of February 25, 2004, is set
                    forth as Exhibit 6 on Form 8-A12B filed with the Securities and Exchange Commission, for Snythetic Fixed Income Securities Inc. on March 4, 2004, and is incorporated herein by reference.


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Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        SYNTHETIC FIXED-INCOME SECURITIES,
                                        INC.


                                        /s/ Teresa Hee
                                        ---------------------------------------
                                        Name:  Teresa Hee
                                        Title: Vice President


February 25, 2004


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INDEX TO EXHIBITS
    Exhibit No.                                Description

       4.1 Series Supplement, dated as of February 25, 2004, is set forth as Exhibit 6 on Form 8-A12B filed with the Securities and Exchange Commission, for Snythetic Fixed Income Securities Inc. on March 4, 2004, and is incorporated herein by reference.